Offerings - Offering: 1	Apr. 21, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 62,932,449.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 8,690.97
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 626,263 Shares (approximately 25% of the net assets of the Fund as of March 1, 2026) based on a net asset value per share of $100.49 as of close of business on March 1, 2026.